Aegis Value Fund, Inc.

Fifth Annual Report

August 31, 2002


Shareholders' Letter
October 16, 2002

To the Shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund's Fifth Annual Report for the fiscal year ended August 31, 2002.

First, we would like to take this opportunity to welcome our new shareholders to the Fund. For the benefit of those of you who are new, and maybe a few veterans, we would like to provide a brief overview of the objectives and strategy of the Fund:

"The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in well-researched, small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are inefficient, and we are contrarian, bottom-up stock selectors. We buy stocks trading at low price-to-book and price-to-earnings ratios, a segment of the market where academic research shows historical returns to be significantly higher than the overall market. We look for indications of strong corporate governance and ethical stewardship as evidenced by high insider ownership, bargain-priced share repurchases, rising dividends and appropriate executive salary and option levels. We tend to purchase companies when they are misunderstood, out of favor, or neglected, and hold these companies until share prices reach our estimates of intrinsic value."

For more information on our philosophy, investment strategy, or performance, please stop by our website at www.aegisvaluefund.com or call us at 1-800-528-3780. Since the Aegis Value Fund's inception
May 15, 1998, the Fund has performed quite well against the market averages, returning a cumulative gain of 67.8 percent compared to a decline of 0.1 percent in our primary small-cap value benchmark, the Russell 2000 Value Index, a 15.7 percent decline in the S&P 500 Index of large-cap stocks and a decline of 19.1 percent for the total Russell 2000 Index of small-cap stocks. We currently have a 5-star rating from Morningstar, with a trailing 3-year record that places us in the top 3 percent of all small-cap value funds tracked by Morningstar.

The fiscal year ended August 31, 2002 saw a severe decline in the general market in which the S&P 500 tumbled 18.0 percent, the Russell 2000 dropped
15.4 percent, and the Russell 2000 Value Index declined 5.6 percent. The Aegis Value Fund weathered the storm intact, returning a positive 7.5 percent over the period, after taking into consideration the benefit of a reinvested distribution of slightly less than four cents per share paid on December 28, 2001.

The Fund continued to experience heavy capital inflows this year, which increased net assets from $23.2 million on August 31, 2001 to $154.7 million at fiscal year end. As a result of these inflows and our patience in seeking superior investments, the Fund, on average, was 51 percent invested during the fiscal year, with the remaining
49 percent of its assets in cash or short-term, high-grade money market securities.

During the first half of the year, small-cap value performed well as an asset class, generating significant media attention and leading to heavy fund inflows. As reported in our Semi-Annual Report on April 19, 2002, heavy fund inflows had driven the Fund's cash level to a record 61 percent of assets.

At the time, we observed that small-cap managers, faced with unprecedented inflows and mandates to be fully invested, were bidding up the prices of even marginal small-cap value companies. At the same time, these companies faced deteriorating fundamentals driven by a poor economy.
Many stocks we would have found attractive during the prior 12 to 18 months were no longer available at acceptable prices. Rather than overpay for the sake of being fully invested, we bought selectively, careful not to violate our investment principles. Although we remained committed to the prudent investment of the Fund's assets into equities, we chose not to allow the heavy fund inflows to hurry our decision to work the money into the market.

As can be seen in Table 1, from April 15 to October 15 we have weathered a very intense, broadly-based bear market. While the S&P 500 declined 19.4 percent during this period, the small-caps took an even more serious drubbing, with the Russell 2000 and Russell 2000 Value Indices down 29.2 percent and 26.4 percent, respectively. It surprised us that small-cap stocks were hit as hard as they were, given their modest comparative valuations vis-a-vis large caps, but our investment methods kept us well positioned in the environment. While we are not pleased to lose money, we believe that the Aegis Value Fund performed acceptably during this period, turning in a 10.2 percent decline, 16.2 percent better than our benchmark, the Russell 2000 Value Index.

Table 1

[Fund performance versus other market indices]


Given such a dismal market, the Fund faced $9.2 million in net shareholder redemptions after April 15th. As a result of our careful approach to husbanding cash during the first part of the year, we have had sufficient cash on hand to both meet these redemptions and still aggressively purchase securities sold off in the turmoil of the current bear market as they reached our level of comfort. We are convinced that some of the most attractive purchases we were able to make over the last few weeks were "fire-sale" liquidations forced upon other funds in order to meet their own shareholder redemptions. As the equity markets declined, our purchases increased. Currently, we are approximately 75 percent invested in 83 small-cap value equities. The 25 percent of the Fund we currently have remaining in cash and short-term Treasuries provides us sufficient liquidity to take advantage of additional bargain price opportunities as they arise, while helping to insure us against the possibility of future redemptions driven by shareholder concerns about the equity markets in general, which could heighten if we experience further broad market declines.

To this point, we realize that the current market environment is extraordinarily unsettling and maybe even downright bewildering to our shareholders. In order to clearly understand where we are, we need to reflect on where we've been. The vast majority of the financial media only a few short years ago was blindly singing the praises of the "New Economy", hosting pundits lambasting anybody who refused to go along with the new era as a "dinosaur" who "just doesn't get it" and providing a forum for day trading advertising that, while humorous, was irresponsible at best. This reporting helped foster an indiscriminately bullish environment that captured the imagination of novice investors, leading to rampant speculation in Internet, technology, media and telecom stocks as well as "irrational exuberance" about the future prospects of traditional blue-chip stalwarts. Investors, intoxicated by their heady gains, were loath to sell their stocks despite stratospheric valuation levels. By March 2000, the result was the biggest speculative bubble in the history of the U.S. stock market, with the S&P 500 trading at more than 5 times book value.

Since March 2000, we have been experiencing the inevitable market correction as the stock market bubble deflates. Many of the same reporters who so fervently argued in favor of the "New Economy" now argue what measures to take against corrupt executives, greedy accountants and conflicted, incompetent analysts. Politicians with anti-capitalist agendas have also piled on. Investors receiving their daily dose of financial television are now hearing of scandal after scandal: Enron, Imclone, Worldcom, Tyco, and Global Crossing. Many are reaching the conclusion that the playing field is not fair, and that much of corporate America is corrupt. Frightened by this environment, and worried about their significant stock market losses, they are now departing the stock market, and moving their money into cash, high-grade bonds and real estate, the latter of which we caution are asset classes that could be experiencing valuation bubbles of their own.

We strongly believe that the recently trumpeted view of corporate America as being systematically corrupt is an unjustified generalization based on a few high-profile scandals. We spend a considerable portion of our time speaking with managers of a variety of businesses. Based on our experience, we believe that the vast majority of CEOs are honest, hardworking people, and the vast majority of financial statements accurately represent the companies they describe within the reasonable precision of U.S. GAAP accounting standards.

The private sector has already done a tremendous job of reacting to the latest wave of scandals. Companies with poor disclosure or questionable accounting practices are now sold off and left for dead by investors, becoming takeover bait for stronger, healthier companies with more transparent accounting. Banks that participated in raising capital for these bad apples have lost a great deal of investor confidence, and are now viewed more skeptically by the investing public. Money managers who bought these companies on faith and failed to perform adequate due diligence have lost much of their business, their reputations and sometimes their jobs. The public has even grown to have a healthy skepticism of financial television.

All of this is bullish for the longer term. It will lead to more efficient capital markets and better capital allocation in the future. More has already been done than could ever be accomplished through legislation. At this point, we are primarily concerned that government authorities may react to these scandals with a stifling amount of over-regulation, strangling the free market goose that's laid every golden egg during the 226 years of our Republic.


Table 2: NYSE Market Value As Percentage of GDP Has Dropped

[NYSE Market Value as a percentage of GDP]


If the past is any measure, we know that the recent wave of scandalous news will eventually fade, and share prices will stabilize at some point. They always have before. The American capital markets have historically been the most resilient in the world.

Predicting the exact timing of the bottom is a much tougher call and is subject to significant error. We believe, however, that a serious analysis of historical valuations can give us clues as to how severe this decline might be. It is clear to us that valuation levels have certainly come down dramatically. When looking at the markets, many analysts focus on the aggregate price-to-earnings ratio of the markets, which has been a very difficult number to decipher these days given the changing quality of earnings and significant prevalence of periodic write-downs.

Some savvy investors have chosen instead to compare the aggregate market value of all of the stocks on the New York Stock Exchange to the Gross Domestic Product (GDP), the aggregate amount of all of the goods and services produced in America. While this statistic too has its drawbacks, many consider it as indicative of general valuation levels in the domestic markets. In Table 2, we show a graph by the Leuthold Group showing the NYSE market value as a percentage of GDP. You can see that it peaked at the end of 1999 with the aggregate value of NYSE stocks at about 185 percent of GDP. Since peaking at that point it has dropped precipitously to where it currently trades, at 104 percent of GDP. While this level still looks high historically, we realize that the statistic doesn't fully capture the changing multinational nature of production at America's large public corporations. Applying the historic average of percentage of GDP, this data indicates a very real possibility that we are in a late inning of the correction game, but with a further 20 to 30 percent decline in aggregate NYSE value easily within the realm of historic norms. We should keep our investment eye on both possibilities.

A look at the historic S&P 500 price-to-book value ratio as shown in Table 3 compares the price levels of the large-cap stocks that form the components of the S&P 500 Index to the aggregate level of their accounting book values, which is a measure of "what you have" less "what you owe" in an accounting sense. The S&P 500 is well off from its high of more than 5 times book value and currently trades around 3 times book value.


Table 3:  Market Price-to-book Valuations Have Moderated

[Price to Book Value of S&P 500, Russell 2000, and Aegis Value Fund]



Since 1987, the long-term average for the S&P 500 has been closer to 2 times book value. This price-to-book analysis tends to reinforce the view that we are in the later stage of a correction with the possibility of some additional decline.

If you are going to own equities at all in this market, we feel history supports our belief that small-cap equities offer investors a risk-reward profile superior to the overall market. We've also shown the price-to-book ratio of the small cap Russell 2000 Index in Table 3.
 Consider that in the early 1990s, the S&P 500 Index traded at only a very slight valuation premium to the Russell 2000. However, by the late 1990s, the S&P 500 Index had experienced a significant increase in valuation, leaving the Russell 2000 Index valuation behind. Small stocks, on average, never experienced a bull market bubble of the same magnitude as the large stocks. Yet both groups have dropped precipitously from their peak in March of 2000. Given the significant recent pricing decline in the small-cap markets, which never ran up in the manner of the large-caps, it appears to us there is no longer any significant overvaluation in small caps from a historical standpoint. This analysis squares well with the tremendous bargain priced-securities we are observing when we analyze individual companies on our watch list.

In summary, we believe that the risk-reward ratio of owning equity securities is much improved from 6 months ago, and while we feel that large cap equities may continue to decline, small cap stocks are now generally fairly valued with pockets of significant undervaluation in utilities, airlines, hotels & leisure, insurance, tobacco, and oil service.

To give you a sense of the current valuation levels of the Aegis Value Fund, we have also included in Table 3 the aggregate average historical price-to-book valuation levels of the Fund. Those of you who have been concerned that the recent strong inflows of cash would result in our being less rigorous with our valuation requirements will be happy to know that the Fund was recently trading at 71.1 percent of book value as of September 30, 2002, its lowest valuation level since the Fund's inception May 15, 1998. Qualitatively, we feel as good as we ever have about the future prospects of our holdings.

While the markets may yet see future declines, our advice to you is to ignore the "doom & gloom" pundits and stay the course. So far, the Aegis Value Fund has navigated an extremely difficult environment fairly well.
 Since March 2000, the Aegis Value Fund has increased 53.7 percent, while the S&P 500 and Russell 2000 have lost 33.8 percent and 36.5 percent respectively. Although none of us know exactly when the general market decline will work itself out, when it does we believe it will pay to be invested in the Fund.

During periods like we've seen over the last few weeks, when stocks are under significant pressure and bargains are available in the market, it only makes sense that investors should be adding to their Fund holdings. Unfortunately, just the opposite occurs. Investors, frightened by the all the "noise" in the media, tend to take money out of their funds during declining periods and add money to funds after periods of strong performance. The result unfortunately is mediocre shareholder returns. Studies have shown that the average investor systematically makes poor decisions with regard to timing fund transactions. A recent study performed by research firm Dalbar, which examined mutual fund performance during the 17 years through the year 2000, determined that despite the fact that the average stock fund gained 14 percent per year, the average fund investor only gained a disappointing 5.3 percent annually over the period, due to the average investor's ill-fated market timing efforts.

Another study, featured as Money magazine's June 2002 cover story, showed that mutual funds with loads tend to generate much better investor performance because the investor feels compelled to buy and hold, given the penalties for switching in and out of load funds. While we don't believe in load penalties, we hope to accomplish a better result by ensuring that our investors are as educated as possible about our investment philosophy and know what to expect, enabling them to ride out the rough seas until we are able to navigate to calmer waters.

Because we value our client relationships, we handle our shareholder communication function internally. We would welcome you to get in touch with us should you have a question regarding our philosophy or approach. We want to remind you that we personally have an overwhelming portion of our own liquid assets invested either in the Fund, or in the same manner as the Fund, so we are clearly committed to our investment approach. We have been recently adding personal capital to our own small-cap value investments, and would suggest it is a reasonable time for you to consider doing likewise, should you have long-term savings you are seeking to put to work. While clearly no one can promise results, as fellow shareholders we will be as prudent and careful with your money as we are with our own.

On a final note, some of you may have noticed that our Board has chosen PricewaterhouseCoopers as our new independent auditor. While we have been pleased with our prior independent accountants, we believe that the recent very dramatic growth of the Fund requires a change to a prominent global firm like PricewaterhouseCoopers, which has a breadth of experience and capabilities that will serve us well as our assets continue to grow. Our audited financial statements are provided here for your review.


BERNO GAMBAL & BARBEE, INC.
William S. Berno, CFA
Paul Gambal
Scott L. Barbee, CFA
Managing Directors







Aegis Value Fund, Inc.
Schedule of Portfolio Investments
August 31, 2002


Common Stock - 57.2%                            Shares           Market Value

Industrial Cyclicals - 13.9%

Allied Research Corporation*                   183,600          $   4,088,772
American Pacific Corp.*                        502,000              4,442,700
Ampco-Pittsburgh Corporation                    65,000                715,000
Butler Manufacturing, Inc.                     125,300              3,069,850
Chase Industries, Inc.*                        206,900              2,486,938
Commonwealth Industries, Inc.                   13,500                 68,580
Ethyl Corporation*                             208,260                708,084
International Aluminum Corp.                    32,300                586,245
P.H. Glatfelter Company                          3,000                 40,950
Pope & Talbot, Inc.                             25,900                343,952
Quipp, Inc.*                                    68,000                697,340
Ryerson Tull--Class A                          512,500              3,792,500
Tab Products Company*                           66,100                352,313
Tecumseh Products Company--Class B               1,500                 66,495
                                                                   ----------
                                                                   21,459,719


Finance and Real Estate - 7.0%

Aegis Realty Inc.                              338,900              3,551,672
American Physicians Capital Inc.*              105,000              1,917,300
Crazy Woman Creek Bancorp                        3,000                 37,590
First Union Real Estate Equity SBI*             15,000                 33,600
Kramont Realty Trust                             3,500                 52,500
Medallion Financial Corp.                       11,400                 55,176
The MIIX Group Inc.*                           720,000              1,195,200
Prime Hospitality Corp.*                       271,500              2,459,790
SCPIE Holdings, Inc.                           398,600              1,522,652
Standard Pacific Corp.                             600                 15,810
                                                                   ----------
                                                                   10,841,290


Transportation - 7.5%

Imperial Parking, Inc.*                            750                 17,775
International Shipholding Corp.*                84,200                568,350
KLM Royal Dutch Airline                        285,000              3,257,550
Maritrans, Inc.                                 73,600                791,200
National RV Holdings*                           60,200                523,740
OMI Corporation*                               930,000              3,385,200
Sea Containers Ltd.--Class A*                  268,700              2,955,700
                                                                   ----------
                                                                   11,499,515


Energy & Natural Resources - 6.7%

Alliant Energy Corporation                     100,000              2,085,000
Global Industries, Inc.*                       166,865                814,301
Idacorp Inc.                                    10,000                268,600
McMoran Exploration, Inc.*                       1,875                  7,688
PNM Resources, Inc.                            170,000              3,753,600
Petroleum Development Corp.*                    43,600                221,924
USEC Inc.                                      435,200              3,285,760
                                                                   ----------
                                                                   10,436,873


Textiles and Apparel - 3.0%

Angelica Corporation                            37,500                624,375
Delta Apparel, Inc.*                            17,700                514,185
Delta Woodside Industries*                     428,700              1,436,145
Haggar Corporation                             140,000              1,526,000
Kellwood Company                                10,769                268,363
Nitches, Inc.                                   37,620                223,839
                                                                   ----------
                                                                    4,592,907


Health Care - 0.6%

Nabi Biopharmaceuticals*                       185,000                971,250
                                                                   ----------
                                                                      971,250


Agriculture - 2.6%

The Andersons, Inc.                            281,000              3,624,900
Corn Products International                      1,000                 28,000
Dimon Inc.                                      15,000                 99,150
Seaboard Corporation                               200                 55,480
Standard Commercial Corporation                 14,800                282,088
                                                                   ----------
                                                                    4,089,618


Technology - 7.3%

Audiovox Corporation--Class A*                 621,133              4,341,720
CAM Commerce Solutions, Inc.*                   60,100                199,015
Clarus Corporation*                            193,823                986,559
IDT Corporation*                                10,000                176,500
IDT Corporation--Class B*                       86,000              1,369,980
Integrated Telecom Express, Inc.*              308,300                450,118
Liquid Audio Inc.*                             372,100                904,203
Printware, Inc.*                                32,000                 50,400
Selectica, Inc.*                               198,000                861,102
Sparton Corporation*                             8,000                 66,800
Technology Solutions Company*                  771,677                864,278
ValueClick Inc.*                               450,100              1,084,741
                                                                   ----------
                                                                   11,355,416


Retail and Entertainment - 5.7%

Books-A-Million Inc.*                          206,111                696,861
Bowl America Inc.--Class A                       9,481                109,032
Duckwall-ALCO Stores, Inc.*                    140,000              1,652,406
The Elder-Beerman Stores Corporation*          355,475                995,330
Luby's, Inc.*                                  790,600              3,968,812
Marsh Supermarkets, Inc.--Class B               67,800                881,400
Nathan's Famous, Inc.*                         132,400                488,357
                                                                   ----------
                                                                    8,792,198


Consumer Durables - 0.1%

Bassett Furniture Industries, Inc.               4,432                 64,308
                                                                   ----------
                                                                       64,308


Consumer Non-Durables - 0.4%

CPAC, Inc.                                     224,100              1,387,179
Head N.V.*                                   1,107,000              2,523,960
National Presto Industries, Inc.                15,000                444,600
                                                                   ----------
                                                                    4,355,739
                                                                   ==========

   Total Common Stocks - (Cost $91,682,021)                        88,458,833
                                                                   ==========


Preferred Stocks - 1.1%

Glenborough Realty 7.75% Convertible Preferred  10,800                243,000
La Quinta Properties 9% Series A Preferred      61,200              1,401,480
                                                                   ----------
   Total Preferred Stocks - (Cost $1,532,815)                       1,644,480
                                                                   ==========


Rights and Warrants - 0.0%

Coast Federal Contingent Payment Rights*        14,000                  2,380
                                                                   ----------
   Total Rights and Warrants - (Cost $54,653)                           2,380
                                                                   ==========


Short-Term Investments - 38.7%

U. S. Treasury Bill due 9/05/02             15,000,000             14,997,318
U. S. Treasury Bill due 9/12/02             25,000,000             24,988,155
U. S. Treasury Bill due 9/26/02             20,000,000             19,979,308
                                                                   ----------
  Total Short-Term Investments - (Cost $59,964,780)                59,964,781
                                                                   ==========

Total Investments - 97.0% (Cost $153,234,269)#                    150,070,474
                                                                  ===========

Other Assets and Liabilities - 3.0%                                 4,636,831
                                                                  ===========

   Net Assets - 100.0%                                           $154,707,305
                                                                 ============


*Non-income producing securities
#Aggregate cost for tax purposes of $153,141,573


The accompanying notes are an integral part of these financial statements.







Aegis Value Fund, Inc.
Statement of Assets and Liabilities
August 31, 2002



ASSETS

Investments at market value (cost $153,234,269)                 $ 150,070,474
Cash                                                                6,140,902
Receivable for fund shares sold                                       136,842
Interest and dividends receivable                                      95,570
Other assets                                                           15,886
Receivable from investment advisor                                     16,000
                                                                  -----------

   Total assets                                                   156,475,674
                                                                  -----------

LIABILITIES

Payable for investment securities purchased                         1,300,268
Payable for fund shares redeemed                                      411,488
Accrued expenses                                                       56,613
                                                                  -----------

   Total liabilities                                                1,768,369


   Net assets (11,908,137 shares of $0.001 par value
     capital stock outstanding; 100,000,000 shares
     authorized)                                                 $154,707,305
                                                                 ============


Net assets consist of:
  Capital stock at par value                                     $     11,908
  Paid-in-capital                                                 152,103,594
  Accumulated net realized gain                                     5,755,598
  Net unrealized depreciation                                      (3,163,795)
                                                                 ------------

       Net assets                                                $154,707,305
                                                                 ============

Net asset value per share                                        $      12.99
                                                                 ============


The accompanying notes are an integral part of these financial statements.







Aegis Value Fund, Inc.
Statement of Operations
For the Period September 1, 2001
to August 31, 2002


Investment income
  Dividends (net of foreign withholding taxes of $7,852)         $    818,457
  Interest                                                            981,052
                                                                 ------------

Total Income                                                        1,799,509
                                                                 ------------

Expenses
  Investment advisory fees                                          1,396,000
  Transfer agency and administration fees                             151,996
  Registration fees                                                    91,729
  Custody fees                                                         21,429
  Printing and postage costs                                           22,715
  Legal and accounting fees                                            61,317
  Directors fees                                                       13,795
  Insurance and other                                                  29,171
                                                                 ------------
Gross expenses                                                      1,788,152

  Less:  fees paid indirectly                                         (19,781)
  Less:  fees reimbursed by investment advisor                        (21,011)
                                                                 ------------
Net expenses                                                        1,747,360
                                                                 ------------
Net investment income                                                  52,149
                                                                 ------------

Realized and unrealized gain (loss) on investments
  Net realized gain on investments                                  5,996,697
  Change in unrealized appreciation (depreciation) of
     investments during the year                                   (3,715,357)
                                                                 ------------
     Net realized and unrealized gain (loss) on investments         2,281,340
                                                                 ------------

     Net increase in net assets resulting from operations        $  2,333,489
                                                                 ============


The accompanying notes are an integral part of these financial statements.







Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For the Period September 1, 2001
to August 31, 2002


                                                  For the Years Ended August 31
                                                    2002                 2001

Increase in net assets from operations

  Net investment income                      $     52,149         $     40,942
  Net realized gain on investments              5,996,697              102,972
  Change in unrealized
     appreciation (depreciation)               (3,715,357)             710,064
                                             ------------         ------------
     Net increase (decrease) in net assets
          resulting from operations             2,333,489              853,978
                                             ------------         ------------

Distributions
  Net investment income                           (15,029)             (28,525)
  Net realized capital gains                     (185,523)            (120,441)
                                             ------------         ------------
   Total distributions                           (200,552)            (148,966)
                                             ------------         ------------

Capital share transactions*
  Subscriptions                               248,622,957           23,965,759
  Distributions reinvested                        190,411              148,966
  Redemptions                                (119,441,372)          (3,137,790)
                                             ------------         ------------
      Total capital share transactions        129,371,996           20,976,935
                                             ------------         ------------

   Total increase in net assets               131,504,933           21,681,947


Net assets at beginning of year                23,202,372            1,520,425
                                             ------------         ------------

Net assets at end of year (includes
    undistributed net investment income
    of $0 and $36,502, respectively)         $154,707,305         $ 23,202,372
                                             ============         ============

*Share information
  Subscriptions                                19,040,961            2,000,349
  Distributions reinvested                         14,707               16,682
  Redemptions                                  (9,061,413)            (259,591)


The accompanying notes are an integral part of these financial statements.







Aegis Value Fund, Inc.
Financial Highlights
August 31, 2002

Following are selected data for each share (based on the average number of shares outstanding except for net asset values) for the years ended August 31:

                                                                      5/15/98(1)
                                                                        Through
                                      2002     2001     2000     1999   8/31/98
Per share data:

Net asset value
  -beginning of period             $ 12.12  $  9.72  $ 10.87  $  8.21   $ 10.00
                                   -------  -------  -------  -------   -------

Income from investment operation-
Net investment income                 0.01(2)  0.09     0.23     0.16      0.01
Net realized and unrealized
   gain (loss) on investments         0.90     3.25     0.47     2.62     (1.80)
                                   -------  -------  -------  -------   -------
  Total from investment operations    0.91     3.34     0.70     2.78     (1.79)
                                   -------  -------  -------  -------   -------

Less distributions declared
     to shareholders
  Net investment income                -  *   (0.18)   (0.15)   (0.08)      -
  Net realized capital gains         (0.04)   (0.76)   (1.70)   (0.04)      -
                                   -------  -------  -------  -------   -------
    Total distributions              (0.04)   (0.94)   (1.85)   (0.12)      -
                                   -------  -------  -------  -------   -------

Net asset value - end of period    $ 12.99  $ 12.12  $  9.72  $ 10.87   $  8.21


Total investment return               7.50%   37.82%    8.86%   33.86%   -17.90%


Ratios (to average net assets)/Supplemental data:

Expenses after reimbursement and
   fees paid indirectly               1.50%#   1.50%    1.50%    1.50%     1.50%

Expenses before reimbursement and
   fees paid indirectly               1.54%    2.27%    2.82%    2.62%     6.66%

Net investment income                 0.04%    0.89%    2.22%    1.46%     0.76%

Portfolio turnover                      29%      10%      50%      33%        6%


Net assets at end
     of period (000's)            $154,707  $23,202   $1,520   $1,481      $845

(1) Commencement of operations
(2) Based on average shares outstanding during the period
*  Less than $0.01
#  Ratio after expense reimbursement, before fees paid indirectly, is 1.52%


The accompanying notes are an integral part of these financial statements.







Aegis Value Fund, Inc.
Notes to Financial Statements
August 31, 2002

1.  The Organization

Aegis Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund's principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be materially undervalued based on a company's book value, revenues, or cash flow.

2.  Summary of Significant Accounting Policies

Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Federal income taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

Expenses paid indirectly. Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the Fund's custody charges. Custody expense in the statement of operations is presented before the reduction for credits, which were $19,781 for the year ended August 31, 2002.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.


Use of estimates. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Other. The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

3.  Affiliated Entities

The Fund entered into an investment management and advisory services agreement (the "Agreement") with Berno, Gambal & Barbee, Inc. (the "Advisor") that provides for fees to be computed at an annual rate of 1.20% of the Fund's average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund's average daily net assets. The Agreement shall remain in force through March 11, 2003 and may be renewed for additional two-year periods thereafter. Either party may terminate the Agreement anytime upon sixty
(60) days written notice to the other party. During the year ended August 31, 2002, the Advisor reimbursed the Fund $21,011.

The Fund entered into an agreement with BGB Fund Services, Inc. effective May 1, 2002 to provide fund accounting, administration, transfer agency and shareholder services to the Fund at an annual rate of 0.25% of the Fund's average daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares for attended board and committee meetings.

4.  Investment Transactions

Purchases and sales of investment securities were $91,004,217 and $16,467,260, respectively, for the year ended August 31, 2002. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

5.  Distributions to Shareholders

Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

On December 3, 2001, a distribution of $0.0387 was declared. The distribution was paid on December 28, 2001 to shareholders of record December 27, 2001.

The tax character of distributions paid during the year ended August 31, 2002 was as follows:

Distribution paid from:
  Ordinary income                              $     15,029
  Long-term capital gain                            185,523
                                                    -------
                                               $    200,552

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	                 $  5,655,185
Undistributed long-term gain                        178,670


Unrealized appreciation                           8,087,258
Unrealized depreciation					(11,158,357)
                                                ------------
     Total	                                   $ (3,071,099)





Aegis Value Fund, Inc.
Report of Independent Accountants


To the Board of Directors and Shareholders of Aegis Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. (the "Fund") at August 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2001 and the financial highlights for the periods on or prior to August 31, 2001 were audited by other independent accountants whose report, dated September 21, 2001, expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Baltimore, Maryland
October 24, 2002




Aegis Value Fund, Inc.
Notes to Financial Statements
August 31, 2002


Fund Directors

                                                      BUSINESS EXPERIENCE
                                                        AND DIRECTORSHIPS
NAME, AGE AND ADDRESS         POSITION		  DURING THE PAST 5 YEARS
---------------------         --------            -----------------------
William S. Berno* (48)        President,        President and Managing
1100 N. Glebe Road            Director          Director of Berno, Gambal
Suite 1040                                      & Barbee, Inc. since 1994;
Arlington, VA  22201                            President and Director of
                                                the Fund since 1997.

Scott L. Barbee* (31)         Treasurer,        Treasurer and Managing
1100 N. Glebe Road            Director          Director of Berno, Gambal
Suite 1040                                      & Barbee, Inc. since 1997;
Arlington, VA  22201                            Treasurer and Director of
                                                the Fund since 1997.

Paul Gambal* (43)	            Secretary         Chairman, Secretary and
1100 N. Glebe Road                              Managing Director of
Suite 1040                                      Berno, Gambal & Barbee,
Arlington, VA  22201                            Inc. since 1994; Secretary
                                                of the Fund since 1997.

Edward P. Faberman (56)       Director          Attorney with the firm of
Ungaretti & Harris                              Ungaretti & Harris since
1747 Pennsylvania Ave. N.W.                     1996; Director of the Fund
Suite 900                                       since 1997.
Washington, DC  20006

Eskander Matta (32)           Director          VP of Enterprise Internet
Wells Fargo & Co.                               Services, Wells Fargo & Co.
550 California St., 2nd Floor	                  since 2002; Director of
San Francisco, CA  94111                        Strategic Consulting with
                                                Cordiant Communications,
                                                2001-02; Director of
                                                Strategic Consulting,
                                                Organic, Inc. 1999-2001;
                                                Investment banker, CSFirst
                                                Boston, 1996-99.  Director
                                                of the Fund since 1997.

Albert P. Lindemann III (40)  Director          Investment analyst, Faison
Faison Enterprises                              Enterprises, since 2000.
121 West Trade Street                           Real estate development,
Suite 2550                                      Trammell Crow Co., 1995-
Charlotte, NC  28202                            2000.  Director of the Fund
                                                since 2000.


* indicates persons who are affiliated with BGB, the Fund's investment advisor, and are therefore considered to be "interested persons" under the Investment Company Act of 1940, Section (2)(a).






Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201
Phone:  (800)528-3780
Fax:  (703)528-1395
Internet:  www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, MO  64106

Certified Public Accountants
PricewaterhouseCoopers LLP
250 W. Pratt Street, Suite 2100
Baltimore, MD  21201

Counsel
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, DC  20006